UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 31, 2006

SPIRIT FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	01-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14631 N. Scottsdale Road, Suite 200

Scottsdale, Arizona  85254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

None

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Spirit Finance Corporation on June 6, 2006, to include the historical financial statements of SKO Group Holding Corp. and Subsidiaries, the parent company of the significant tenants of the real estate assets acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of SKO Group Holding Corp. and Subsidiaries as of January 28, 2006 (Successor) and January 29, 2005 (Predecessor) and for the Four Weeks Ended January 28, 2006 (Successor), the Forty-eight Weeks Ended December 31, 2005 (Predecessor), and the Years Ended January 29, 2005 and January 31, 2004 (Predecessor), are filed as Exhibit 99.2 to this amendment and incorporated in their entirety into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The pro forma financial information of Spirit Finance Corporation as of and for the three months ended March 31, 2006 and for the year ended December 31, 2005 is furnished as Exhibit 99.3 and is incorporated in its entirety into this Item 9.01(b) by reference.

(d)           Exhibits.

2.1

Stock Purchase Agreement by and between Spirit Finance Acquisitions, LLC and SKO Group Holding Corp. dated May 9, 2006 (incorporated by reference to the Registrant’s Form 8-K dated May 9, 2006, filed on May 10, 2006).

10.1	Master Lease between Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as landlord, and ShopKo Stores Operating Co., LLC dated May 31, 2006.*

10.2	Master Lease between Spirit SPE Portfolio 2006-3, LLC and Pamida Stores Operating Co., LLC dated May 31, 2006.*

10.3

Loan Agreement among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as borrowers, and Barclays Capital Real Estate Inc. and Citigroup Global Markets Realty Corp. dated May 31, 2006.*

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release issued by Spirit Finance Corporation on June 2, 2006.*

99.2

Audited financial statements of SKO Group Holding Corp. and Subsidiaries as of January 28, 2006 (Successor) and January 29, 2005 (Predecessor) and for the Four Weeks Ended January 28, 2006 (Successor), the Forty-eight Weeks Ended December 31, 2005 (Predecessor), and the Years Ended January 29, 2005 and January 31, 2004 (Predecessor).

99.3	Unaudited pro forma condensed consolidated financial statements of Spirit Finance Corporation as of and for the three months ended March 31, 2006 and for the year ended December 31, 2005.

*  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT FINANCE CORPORATION

Date: June 9, 2006	By:	/s/ Catherine Long
Catherine Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Stock Purchase Agreement by and between Spirit Finance Acquisitions, LLC and SKO Group Holding Corp. dated May 9, 2006 (incorporated by reference to the Registrant’s Form 8-K dated May 9, 2006, filed on May 10, 2006).

10.1	Master Lease between Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as landlord, and ShopKo Stores Operating Co., LLC dated May 31, 2006.*

10.2	Master Lease between Spirit SPE Portfolio 2006-3, LLC and Pamida Stores Operating Co., LLC dated May 31, 2006.*

10.3

Loan Agreement among Spirit SPE Portfolio 2006-1, LLC and Spirit SPE Portfolio 2006-2, LLC, collectively as borrowers, and Barclays Capital Real Estate Inc. and Citigroup Global Markets Realty Corp. dated May 31, 2006.*

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release issued by Spirit Finance Corporation on June 2, 2006.*

99.2

Audited financial statements of SKO Group Holding Corp. and Subsidiaries as of January 28, 2006 (Successor) and January 29, 2005 (Predecessor) and for the Four Weeks Ended January 28, 2006 (Successor), the Forty-eight Weeks Ended December 31, 2005 (Predecessor), and the Years Ended January 29, 2005 and January 31, 2004 (Predecessor).

99.3	Unaudited pro forma condensed consolidated financial statements of Spirit Finance Corporation as of and for the three months ended March 31, 2006 and for the year ended December 31, 2005.

*  Previously filed.